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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                     Date of report (Date of earliest event
                                   reported):
                                 August 14, 2000



                         COMMERCIAL FEDERAL CORPORATION
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Nebraska                     1-11515                     47-0658852
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


2120 South 72nd Street, Omaha, Nebraska                                68124
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(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (402) 554-9200
                                                           --------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS
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         On  August  14,  2000 the  Board of  Directors  of  Commercial  Federal
Corporation (the "Registrant") approved a series of strategic initiatives including a balance sheet restructuring and a new management structure. Key initiatives announced by the Registrant include:

          1. A complete balance sheet review including the disposition of over $2 billion in low-yielding and higher risk investments and residential mortgage loans resulting in a pre-tax charge to earnings in the range of approximately $105 million to $125 million. The proceeds from this disposition are expected to be used to reduce high-cost borrowings by up to $1.0 billion, to repurchase additional shares of the Registrant's common stock with the remainder reinvested in more stable securities;

          2. Acceleration of the disposition of other real estate owned which is anticipated to result in a pre-tax charge to earnings of approximately $6 million.

          4. The sale of its leasing company which was acquired as part of the February 1998 acquisition of Liberty Financial Corporation which is anticipated to result in a pre-tax charge to earnings of approximately $7 million;

          5. An expansion of the Registrant's stock repurchase program by up to 10% of its outstanding shares , or approximately 5.5 million shares;

          6. A management restructuring to further streamline the organization and improve efficiencies as well as the appointment of a new chief operating officer to be announced in the next 30 to 60 days; and

          7. Various other matters relative to the Registrant's commercial loan portfolio, an assessment of its branch network, its delivery and servicing systems and related matters.

For more information, please see the Registrant's press release dated August 15, 2000 which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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Exhibit 3.1   By-Laws of the Registrant, as amended

Exhibit 99.1  Press Release dated August 15, 2000


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ITEM 8.       CHANGE IN FISCAL YEAR
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         On August 14, 2000, the Board of Directors of the Registrant approved a change in the Registrant's fiscal year end from June 30 to December 31. The change is effective immediately. The Registrant will file an Annual Report on Form 10-K for the fiscal year ended June 30, 2000 and will file a Transition Report on Form 10-K for the six months ended December 31, 2000. The Registrant will hold its next annual meeting of stockholders in the second calendar quarter of 2001 to accommodate both the June 30, 2000 fiscal year and the December 31, 2000 transition period. Article I, Section 1 and Article XI of the Registrant's By-Laws were amended to reflect the change in fiscal year end and the scheduling of the annual meeting. A copy of the Registrant's By-Laws, as amended is attached hereto as Exhibit 3.1



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                COMMERCIAL FEDERAL CORPORATION
                                ------------------------------
                                          (Registrant)



Date: August 18, 2000           By: /s/ David S. Fisher
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                                    David S. Fisher
                                    Executive Vice President and Chief Financial
                                    Officer (Duly Authorized Officer)